Consolidated Statement of Cash Flows $ in Thousands	3 Months Ended
Dec. 31, 2021 USD ($)
Cash flows from operating activities:
Net loss	$ (27)
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(16)
Accrued interest	69
Other current liabilities	110
Net cash from operating activities	136
Cash flows from investment activities:
Acquisition of Real estate properties	(16,266)
Acquisition of Land Inventory	(17,072)
Net cash used in investing activities	(33,338)
Cash flows from financing activities:
Proceeds from mortgages and other loans	9,962
Capital Contributions from Non-controlling interests, net of issuance expenses	20,461
Loans from related parties, net	5,816
Net cash provided by financing activities	36,239
Net increase in cash and cash equivalents and restricted cash	3,037
Cash and cash equivalents and restricted cash at beginning of the period
Cash and cash equivalents and restricted cash at end of the period	$ 3,037